LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE PROSPECTUS

DATED JULY 29, 2009 OF

LEGG MASON BARRETT FINANCIAL SERVICES FUND

The following supplements and, to the extent inconsistent therewith, supersedes certain information contained in the prospectus of the fund.

Name change

Effective June 15, 2010, the fund’s name will change to “Legg Mason Investment Counsel Financial Services Fund.”

Subadviser change

Effective June 15, 2010, the fund will change its subadviser from Barrett Associates, Inc. (“Barrett”) to Legg Mason Investment Counsel, LLC (“LMIC”).

Barrett, founded in 1937, is located at 90 Park Avenue, New York, New York 10016 and since February 2001 has been a subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMIC will provide the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, effective June 15, 2010. LMIC is principally located at 100 International Drive, Baltimore, Maryland 21202, and provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. As of March 31, 2010, LMIC had assets under management of $6.6 billion.

LMIC is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2010, Legg Mason’s asset management operation had aggregate assets under management of approximately $684.5 billion.

Portfolio manager

Amy LaGuardia will continue to be responsible for the day-to-day portfolio management of the fund. Ms. LaGuardia has been the portfolio manager of the fund since March 16, 2007 and was the portfolio manager of the Legg Mason Financial Services Fund since its inception on November 16, 1998. Ms. LaGuardia will join LMIC on June 15, 2010. Ms. LaGuardia is currently a Senior Vice President at Barrett, which she joined in May 2003. Prior to joining Barrett, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., Inc., a company founded in 1980 and purchased by Legg Mason in 1994, where she had worked since 1982.

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